                AMENDMENT OF SPLIT DOLLAR AGREEMENT (SPECIAL TRUST)

                  AMENDMENT, made and entered into by and between Tootsie Roll Industries, Inc., a Virginia corporation (the "Corporation"), and Wendy J. Gordon, not individually, but as trustee of the Gordon Family 1993 Special Trust (the "Owner").

                  WHEREAS, the Corporation and the Owner entered into a Split Dollar Agreement dated July 10, 1993 and restated on March 8, 1997 covering policies of insurance on the joint lives of Melvin J. Gordon and Ellen R. Gordon and policies of insurance on the sole life of Ellen R. Gordon (the "Agreement"); and

                  WHEREAS, Melvin J. Gordon and Ellen R. Gordon (the "Employees") continue to be employed by the Corporation in which capacity their services have contributed to the successful operation of the Corporation, and the Corporation and its board of directors believe it is in the best interest of the Corporation to retain the services of the Employees; and

                  WHEREAS, the Corporation and the Owner desire to amend the Agreement to cover four additional policies of insurance owned by the Owner on the sole life of Ellen R. Gordon, such additional policies and the original policies subject to the Agreement are listed on the attached Amended Schedule A; and

                  WHEREAS, the Corporation and the Owner agree to make such additional policies subject to the Agreement; and

                  WHEREAS, the Owner agrees to assign each additional policy to the Corporation as collateral for the premium payments to be made by the Corporation under the Agreement by an instrument of collateral assignment and to record such assignment with the respective issuing insurance company.

                  NOW, THEREFORE, in consideration of the premises, and the services to be rendered to the Corporation by the Employees, and for other good and valuable consideration, receipt of which is hereby acknowledged, the Corporation and the Owner hereby mutually covenant and agree as follows:

         1. The Corporation and the Owner agree to make each additional policy subject to the Agreement.

         2. The Owner agrees to assign each additional policy to the Corporation as collateral for the premium payments to be made by the Corporation under the Agreement by an instrument of collateral assignment and to record such assignment with the respective issuing insurance company.

         3. The Corporation and the Owner reaffirm and readopt the remaining provisions of the Agreement.


                  IN WITNESS WHEREOF, the parties hereto have signed this amendment on April 2, 1998.




                                       /s/     Wendy J. Gordon
                                       not individually, but as trustee


                        TOOTSIE ROLL INDUSTRIES, INC.


                        By  G. HOWARD EMBER JR.
                           ------------------------------
                        As its  CHIEF FINANCIAL OFFICER
                               --------------------------

                       AMENDED SCHEDULE A (SPECIAL TRUST)


         Name                                                                   Policy No.
         ----                                                                   ----------

Policies on the Joint Lives of Melvin and Ellen Gordon
------------------------------------------------------
Guardian                                                                        3733408

John Hancock                                                                    80042963

Mass Mutual                                                                     8858899

New York Life                                                                   44956816

Principal Mutual                                                                6450780

Policies on the Sole Life of Ellen Gordon
-----------------------------------------
Security Life                                                                   1526881

Sun Life                                                                        9293268Z

Mass Mutual                                                                     0027876

New York Life                                                                   63542913

Pacific Life                                                                    VP60429270


Additional Policies on the Sole Life of Ellen Gordon
----------------------------------------------------
Hartford                                                                        VL9217582

John Hancock                                                                    50467001

Mass Mutual                                                                     0030191

Pacific Life                                                                    VP60625910

                      COLLATERAL ASSIGNMENT (SPLIT DOLLAR)


         1. Wendy J. Gordon, not individually but as trustee of the Gordon Family 1993 Special Trust (the "Assignor"), hereby assigns, transfers and sets over to Tootsie Roll Industries, Inc., a Virginia corporation (the "Assignee"), to the extent of the amounts defined in and owing from time to time from Assignor to Assignee under that certain Split Dollar Agreement dated July 10, 1993, as restated and amended, between Assignor and Assignee (the "Assignee's Interest"), Policy No. VP60625910 issued by Pacific Life Insurance Company on the life of Ellen R. Gordon, subject to all the terms and conditions of the policy and to all superior liens, if any, which the insurer may have against the policy. The Assignor by this instrument agrees and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

         2. It is expressly agreed that only the following specific rights are included in this assignment and may be exercised solely by the Assignee:

                           (a) The right to obtain, upon surrender of the policy by the Assignor, an amount of the cash surrender proceeds up to the amount of the Assignee's Interest in the policy.

                           (b) The right to collect, upon the death of the insured, the net proceeds of the policy up to the amount of the Assignee's Interest in the policy.

         3. The insurer hereby is authorized to recognize the Assignee's claim to rights hereunder without investigating the reason for any action taken by the Assignee, or the giving of any notice, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of its rights under the policy and the sole receipt of the Assignee for the amount of any sums received shall be a full discharge and release therefor to the insurer.

         Dated:  April 2, 1998.




                                        /s/  Wendy J. Gordon, not individually,
                                        but as trustee Assignor

                                        TOOTSIE ROLL INDUSTRIES, INC.
                                        Assignee

                                        By  G. Howard Ember Jr.
                                            -------------------
                                            Its Chief Financial Officer
                                                -----------------------

           Accepted an executed counterpart of this Collateral Assignment as of the date last above written.


                                            PACIFIC LIFE INSURANCE COMPANY



                                            By
                                                Its

                      COLLATERAL ASSIGNMENT (SPLIT DOLLAR)


         1. Wendy J. Gordon, not individually but as trustee of the Gordon Family 1993 Special Trust (the "Assignor"), hereby assigns, transfers and sets over to Tootsie Roll Industries, Inc., a Virginia corporation (the "Assignee"), to the extent of the amounts defined in and owing from time to time from Assignor to Assignee under that certain Split Dollar Agreement dated July 10, 1993, as restated and amended, between Assignor and Assignee (the "Assignee's Interest"), Policy No. VL9217582 issued by Hartford Life and Annuity Insurance Company on the life of Ellen R. Gordon, subject to all the terms and con ditions of the policy and to all superior liens, if any, which the insurer may have against the policy. The Assignor by this instrument agrees and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

         2. It is expressly agreed that only the following specific rights are included in this assignment and may be exercised solely by the Assignee:

                           (a) The right to obtain, upon surrender of the policy by the Assignor, an amount of the cash surrender proceeds up to the amount of the Assignee's Interest in the policy.

                           (b) The right to collect, upon the death of the insured, the net proceeds of the policy up to the amount of the Assignee's Interest in the policy.

         3. The insurer hereby is authorized to recognize the Assignee's claim to rights hereunder without investigating the reason for any action taken by the Assignee, or the giving of any notice, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of its rights under the policy and the sole receipt of the Assignee for the amount of any sums received shall be a full discharge and release therefor to the insurer.

         Dated:  April 14, 1998.




                                        /s/  Wendy J. Gordon, not individually,
                                        but as trustee Assignor

                                        TOOTSIE ROLL INDUSTRIES, INC.
                                        Assignee

                                        By  G. Howard Ember Jr.
                                            -------------------
                                            Its Chief Financial Officer
                                                -----------------------

         Accepted an executed counterpart of this Collateral Assignment as of the date last above written.

                            HARTFORD LIFE AND ANNUITY
                            INSURANCE COMPANY



                            By
                               Its

                      COLLATERAL ASSIGNMENT (SPLIT DOLLAR)


         1. Wendy J. Gordon, not individually but as trustee of the Gordon Family 1993 Special Trust (the "Assignor"), hereby assigns, transfers and sets over to Tootsie Roll Industries, Inc., a Virginia corporation (the "Assignee"), to the extent of the amounts defined in and owing from time to time from Assignor to Assignee under that certain Split Dollar Agreement dated July 10, 1993, as restated and amended, between Assignor and Assignee (the "Assignee's Interest"), Policy No. 0030191 issued by Massachusetts Mutual Life Insurance Company on the life of Ellen R. Gordon, subject to all the terms and con ditions of the policy and to all superior liens, if any, which the insurer may have against the policy. The Assignor by this instrument agrees and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

         2. It is expressly agreed that only the following specific rights are included in this assignment and may be exercised solely by the Assignee:

                           (a) The right to obtain, upon surrender of the policy by the Assignor, an amount of the cash surrender proceeds up to the amount of the Assignee's Interest in the policy.

                           (b) The right to collect, upon the death of the insured, the net proceeds of the policy up to the amount of the Assignee's Interest in the policy.

         3. The insurer hereby is authorized to recognize the Assignee's claim to rights hereunder without investigating the reason for any action taken by the Assignee, or the giving of any notice, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of its rights under the policy and the sole receipt of the Assignee for the amount of any sums received shall be a full discharge and release therefor to the insurer.

         Dated:  April 2, 1998.




                                        /s/  Wendy J. Gordon, not individually,
                                        but as trustee Assignor

                                        TOOTSIE ROLL INDUSTRIES, INC.
                                        Assignee

                                        By  G. Howard Ember Jr.
                                            -------------------
                                            Its Chief Financial Officer
                                                -----------------------

         Accepted an executed counterpart of this Collateral Assignment as of the date last above written.

                                            MASSACHUSETTS MUTUAL LIFE INSURANCE
                                            COMPANY



                                            By
                                               Its

                      COLLATERAL ASSIGNMENT (SPLIT DOLLAR)


         1. Wendy J. Gordon, not individually but as trustee of the Gordon Family 1993 Special Trust (the "Assignor"), hereby assigns, transfers and sets over to Tootsie Roll Industries, Inc., a Virginia corporation (the "Assignee"), to the extent of the amounts defined in and owing from time to time from Assignor to Assignee under that certain Split Dollar Agreement dated July 10, 1993, as restated and amended, between Assignor and Assignee (the "Assignee's Interest"), Policy No. 50467001 issued by John Hancock Variable Life Insurance Company on the life of Ellen R. Gordon, subject to all the terms and con ditions of the policy and to all superior liens, if any, which the insurer may have against the policy. The Assignor by this instrument agrees and the Assignee by the acceptance of this assignment agrees to the conditions and provisions herein set forth.

         2. It is expressly agreed that only the following specific rights are included in this assignment and may be exercised solely by the Assignee:

                           (a) The right to obtain, upon surrender of the policy by the Assignor, an amount of the cash surrender proceeds up to the amount of the Assignee's Interest in the policy.

                           (b) The right to collect, upon the death of the insured, the net proceeds of the policy up to the amount of the Assignee's Interest in the policy.

         3. The insurer hereby is authorized to recognize the Assignee's claim to rights hereunder without investigating the reason for any action taken by the Assignee, or the giving of any notice, or the application to be made by the Assignee of any amounts to be paid to the Assignee. The sole signature of the Assignee shall be sufficient for the exercise of its rights under the policy and the sole receipt of the Assignee for the amount of any sums received shall be a full discharge and release therefor to the insurer.

         Dated:  April 7, 1998.




                                        /s/  Wendy J. Gordon, not individually,
                                        but as trustee Assignor

                                        TOOTSIE ROLL INDUSTRIES, INC.
                                        Assignee

                                        By  G. Howard Ember Jr.
                                            -------------------
                                            Its Chief Financial Officer
                                                -----------------------

         Accepted an executed counterpart of this Collateral Assignment as of the date last above written.

                           JOHN HANCOCK VARIABLE LIFE
                           INSURANCE COMPANY



                           By
                              Its